Neuberger Berman Income Funds®

Neuberger Berman Core Bond Fund Neuberger Berman Core Plus Fund Neuberger Berman Strategic Income Fund Neuberger Berman Unconstrained Bond Fund

Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2017, as amended and supplemented

Andrew A. Johnson, co-Portfolio Manager to Neuberger Berman Core Bond Fund, Neuberger Berman Core Plus Fund, Neuberger Berman Strategic Income Fund and Neuberger Berman Unconstrained Bond Fund (each a "Fund" and collectively, the "Funds"), has announced his decision to retire on or about December 31, 2018.  Mr. Johnson will cease his portfolio management responsibilities at that time.

Messrs. Thanos Bardas, David M. Brown, CFA, Thomas J. Marthaler, CFA, and Brad C. Tank will continue to manage Neuberger Berman Core Bond Fund. Effective immediately, Mr. Nathan Kush, CFA, who is currently a co-Portfolio Manager of Neuberger Berman Core Plus Fund and Neuberger Berman Unconstrained Bond Fund, will also become a co-Portfolio Manager to Neuberger Berman Core Bond Fund.

Messrs. Thanos Bardas, Ashok Bhatia, CFA, David M. Brown, CFA, Nathan Kush, CFA, Thomas J. Marthaler, CFA, and Brad C. Tank will continue to manage Neuberger Berman Core Plus Fund.

Messrs. Thanos Bardas, David M. Brown, CFA, Thomas J. Marthaler, CFA, and Brad C. Tank will continue to manage Neuberger Berman Strategic Income Fund. Effectively immediately, Mr. Ashok Bhatia, CFA, who is a co-Portfolio Manager of Neuberger Berman Core Plus Fund, will also become a co-Portfolio Manager to Neuberger Berman Strategic Income Fund.

Messrs. Thanos Bardas, David M. Brown, CFA, Jon Jonsson, Nathan Kush, CFA, Ugo Lancioni and Thomas J. Marthaler, CFA, will continue to manage Neuberger Berman Unconstrained Bond Fund. Effectively immediately, Mr. Brad C. Tank, who is a co-Portfolio Manager of Neuberger Berman Core Bond Fund, Neuberger Berman Core Plus Fund, Neuberger Berman Strategic Income Fund, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, and Mr. Ashok Bhatia, CFA, will also become co-Portfolio Managers to Neuberger Berman Unconstrained Bond Fund.

Effective immediately, the Funds' prospectuses and summary prospectuses are revised as follows:

(a) The section titled "Portfolio Managers" in the summary prospectuses and prospectuses for Neuberger Berman Core Bond Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thanos Bardas (Managing Director of the Manager), David M. Brown, CFA, (Managing Director of the Manager), Andrew A. Johnson (Managing Director of the Manager), Nathan Kush, CFA, (Senior Vice President of the Manager), Thomas J. Marthaler, CFA (Managing Director of the Manager), and Brad C. Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Messrs. Bardas and Brown have managed the Fund since February 2008, Messrs. Johnson and Tank have managed the Fund since April 2009, Mr. Marthaler has managed the Fund since February 2013, and Mr. Kush has managed the Fund since December 2017.

(b) The section titled "Portfolio Managers" in the summary prospectuses and prospectuses for Neuberger Berman Strategic Income Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thanos Bardas (Managing Director of the Manager), Ashok Bhatia, CFA (Managing Director of the Manager), David M. Brown, CFA (Managing Director of the Manager), Andrew A. Johnson (Managing Director of the Manager), Thomas J. Marthaler, CFA (Managing Director of the Manager), and Brad C. Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Mr. Tank has managed the Fund since February 2008, Messrs. Bardas, Brown and Johnson have managed the Fund since April 2009, Mr. Marthaler has managed the Fund since February 2013, and Mr. Bhatia has managed the Fund since December 2017.

(c) The section titled "Portfolio Managers" in the summary prospectuses and prospectuses for Neuberger Berman Unconstrained Bond Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thanos Bardas (Managing Director of the Manager), Ashok Bhatia, CFA (Managing Director of the Manager), David M. Brown, CFA (Managing Director of the Manager), Andrew A. Johnson (Managing Director of the Manager), Thomas J. Marthaler, CFA (Managing Director of the Manager), Jon Jonsson (Managing Director of the Manager and NBEL), Ugo Lancioni (Managing Director of the Manager and NBEL), Nathan Kush, CFA (Senior Vice President of the Manager), and Brad C. Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Messrs. Bardas, Brown, Johnson, Jonsson, Lancioni and Marthaler have managed the Fund since its inception in February 2014, Mr. Kush has managed the Fund since February 2016, and Messrs. Bhatia and Tank have managed the Fund since December 2017.

(d) The following is added to the "Management of the Funds — Portfolio Managers" section of the prospectuses for Neuberger Berman Core Bond Fund:

Nathan Kush, CFA, is a Senior Vice President of the Manager. He joined the firm in 2001. He is a member of the portfolio management team for the firm's Global Investment Grade strategies. Additionally, he continues to be involved as an investment grade credit analyst covering the banking, brokerage, finance, insurance and REIT sectors. Mr. Kush has been a Portfolio Manager of the Fund since December 2017.

(e) The following is added to the "Management of the Funds — Portfolio Managers" section of the prospectuses for Neuberger Berman Strategic Income Fund:

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017. He is a senior portfolio manager in the Fixed Income Multi-Sector Group and a member of the Multi-Asset Class portfolio management team.  He is also a member of the firm's Fixed Income Investment Strategy Committee and Asset Allocation Committee. Prior to joining the firm, he was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. Mr. Bhatia has over 24 years' experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since December 2017.

(f) The following is added to the "Management of the Funds — Portfolio Managers" section of the prospectuses for Neuberger Berman Unconstrained Bond Fund:

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017. He is a senior portfolio manager in the Fixed Income Multi-Sector Group and a member of the Multi-Asset Class portfolio management team.  He is also a member of the firm's Fixed Income Investment Strategy Committee and Asset Allocation Committee. Prior to joining the firm, he was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. Mr. Bhatia has over 24 years' experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since December 2017.

Brad C. Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm's Operating, Investment Risk, Asset Allocation and Fixed Income's Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group.  He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since December 2017.

The date of this supplement is December 7, 2017.

Please retain this supplement for future reference.

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